UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
AVEO PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. AVEO Pharmaceuticals, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Tuesday, June 7, 2022 10:00 AM, Eastern Time Donnelley Financial Solutions, 20 Custom House Street, 7th Floor Boston, MA 02110 SEE REVERSE SIDE FOR FULL AGENDA INTERNET www.investorelections.com/AVEO TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AVEO If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 27, 2022. To order paper materials, use one of the following methods. AVEO Pharmaceuticals, Inc. Important Notice Regarding the Availability of Proxy Materials Annual Meeting of Stockholders to be held on June 7, 2022 For Stockholders of record as of April 11, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail, which contain important information. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend and vote in person at the meeting, go to: www.proxydocs.com/AVEO. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903

AVEO Pharmaceuticals, Inc. Annual Meeting of Stockholders PROPOSAL 1. Elect seven directors, each to serve for a one-year term expiring at our 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. 1.01 Michael Bailey 1.02 Kenneth Bate 1.03 Kevin Cullen 1.04 Corinne Epperly 1.05 Anthony Evnin 1.06 Gregory Mayes 1.07 Scarlett Spring 2. Approve an amendment to the AVEO Pharmaceuticals, Inc. Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 to 80,000,000. 3. Approve an amendment to the AVEO Pharmaceuticals, Inc. 2019 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan. 4. Approve an amendment to our Amended and Restated 2010 Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance under the plan from 576,400 to 876,400. 5. Approve an advisory vote on executive compensation. 6. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ON PROPOSALS 1, 2, 3, 4, 5 AND 6